UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 20, 2024

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRENGEMENTS OF CERTAIN OFFICERS.

On January 19, 2024, Aware, Inc. (the “Company”) commenced a stock option exchange program pursuant to which eligible participants (the “Eligible Participants), which primarily consisted of the Company’s executive officers and senior management, were able to exchange eligible stock options (the “Eligible Options”) for replacement stock options with modified terms (the “New Options”) pursuant to the Offer to Exchange Certain Outstanding Stock Options for New Options Under Aware’s 2023 Equity and Incentive Plan, dated January 19, 2024 (the “Offer to Exchange”). The Company’s non-employee directors do not hold any outstanding options, and were thus not eligible to participate in the Exchange Offer.

The Exchange Offer expired at 11:59 p.m., New York City Time, on February 20, 2024. Pursuant to the Exchange Offer, 9 Eligible Participants elected to exchange Eligible Options, and the Company accepted for cancellation Eligible Options to purchase an aggregate of 2,180,000 shares of the Company’s common stock (“Common Stock”), representing approximately 96% of the total shares of Common Stock underlying the Eligible Options. Following the expiration of the Exchange Offer, on February 20, 2024, the Company granted New Options to purchase 933,073 shares of Common Stock, pursuant to the terms of the Exchange Offer and the Company’s 2023 Equity and Incentive Plan.

The following table shows the number of Eligible Options surrendered by each of the Company’s executive officers and the corresponding grant of New Options in accordance with the terms of the Exchange Offer:

Name	Title	Shares Underlying All Eligible Options	Weighted Average Exercise Price ($)	New Options Granted	Percentage of All Eligible Options
Robert A. Eckel	Chief Executive Officer & President	1,450,000	4.91	619,000	27.4%
Mohamed Lazzouni	Chief Technology Officer	375,000	4.98	157,873	7.0%
David K. Traverse	Principal Financial Officer	100,000	4.73	44,000	1.9%

The exercise price per share of the New Options granted pursuant to the Exchange Offer is $2.21 per share. Each New Option will vest and become exercisable, with respect to 50% of the shares of common stock underlying such New Option on the first anniversary of the grant date and, with respect to the remaining shares of common stock underlying such New Option, in twelve equal monthly installments thereafter, subject to the continuous service of the Eligible Participant. The other terms and conditions of the New Options will be governed by the terms and conditions of the Aware, Inc. 2023 Equity and Incentive Plan (the “2023 Plan”) and the nonstatutory stock option agreements entered into thereunder. The 2023 Plan and the form of nonstatutory stock option agreement have been previously filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: February 22, 2024	By:	/s/ David K. Traverse
David K. Traverse
Principal Financial Officer